Exhibit 10.102

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIRD AMENDMENT TO THE
LICENSE AND COLLABORATION AGREEMENT
This Third Amendment to the License and Collaboration Agreement (this “Third Amendment”) is made as of June 18, 2014 (the “Third Amendment Effective Date”), by and among Gilead Sciences, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 333 Lakeside Drive, Foster City, California 94404 (“Gilead Parent”), Gilead Sciences Limited, a corporation existing under the laws of Ireland and wholly-owned subsidiary of Gilead Parent having its principal place of business at IDA Business & Technology Park, Carrigtohill, Co. Cork, Ireland (“Gilead Sub” and, collectively with Gilead Parent, “Gilead”) and Janssen R&D Ireland (formerly known as Tibotec Pharmaceuticals), a company organized and existing under the laws of Ireland, having its principal place of business at Eastgate Village, Eastgate, Little Island, County Cork, Ireland (“Janssen”). Each of Gilead and Janssen is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”
WHEREAS, Gilead and Janssen previously entered into that certain License and Collaboration Agreement, dated as of July 16, 2009 (as amended from time to time, the “Agreement”);
WHEREAS, Gilead and Janssen previously entered into that certain First Amendment to the Agreement, dated as of September 14, 2010 (the “First Amendment”);
WHEREAS, Gilead and Janssen previously entered into that certain original Second Amendment to the Agreement, dated as of July 1, 2011 (the “Original Second Amendment”);
WHEREAS, Gilead and Janssen previously entered into that certain Amended and Restated Second Amendment to the Agreement, dated as of February 7, 2013 (the “A&R Second Amendment”);
WHEREAS, Gilead and Janssen desire to amend the Agreement to modify the revenue share calculation for the United States for Triggering Sales on and after July 1, 2013 and for Limited Region A Revenue Share Exceptions (defined herein), Region B and Region C for Triggering Sales on and after January 1, 2014; and
WHEREAS, Gilead and Janssen further desire to amend certain other provisions of the Agreement as provided in this Amendment.
NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1.Additional Definitions. The following new definitions shall be inserted into the Agreement:
“Canada Co-Detailing LOA” shall mean that certain Letter Agreement, dated as of November 30, 2011, by and between Gilead Sciences Canada, Inc. and Janssen Inc., setting forth principles for Detailing by Janssen, Inc. in Canada, as such agreement is amended from time to time.
“Co-Detailing LOA’s” shall mean, collectively, the Canada Co-Detailing LOA, the International Co-Detailing LOA and the U.S. Co-Detailing LOA.
“Commercialization Election” shall mean an election by either Party, as provided under Section 6.9(a), to engage in Commercialization Activities for the Combination Product (either by the Party making the election or through a Third Party Distributor) in a Non-Assigned Country.
“Data Sharing LOA” shall mean, collectively, (a) that certain Letter Agreement, dated as of March 21, 2011, by and between Tibotec Pharmaceuticals, Gilead Sciences, Inc., and Gilead Sciences Limited, and (b) that certain Letter Agreement, dated as of November 21, 2011, by and between Tibotec Pharmaceuticals, Gilead Sciences, Inc., and Gilead Sciences Limited, both (a) and (b), [*], as such agreement is amended from time to time.
“International Co-Detailing LOA” shall mean that certain Amended and Restated Letter Agreement, dated as of November 4, 2013, by and between Janssen R&D Ireland and Gilead Sciences, Inc., which sets forth Detailing principles for the Co-Detailing Territory (defined therein), as such agreement is amended from time to time.
“Limited Region A Revenue Share Exceptions” shall mean [*].
“NCP Exclusion LOA” shall mean that certain Letter Agreement, dated as of May 1, 2014, by and between Janssen R&D Ireland and Gilead Sciences, Inc., which sets forth certain inclusions and exclusions to the Net Component Price for certain countries.
“Revaluation Pre-Conversion Invoice” shall mean the invoice or credit note for revaluation of Pre-Conversion Invoices in accordance with Annex DD.
“Revenue Share Effective Date” shall mean the commencement date for application of the modifications to the calculation of the parties’ respective revenue shares made under this Third Amendment, which date shall be: (a) in the case of Triggering Sales in the United States, July 1, 2013 and (b) in the case of Triggering Sales in Region B, Region C, and the Limited Region A Revenue Share Exceptions, January 1, 2014.
“Revenue Share Effective Period” shall mean the period beginning on the Revenue Share Effective Date for the United States and ending on the last day of the month prior to the month when data described in Annex X, [*] is made available to the Parties. For example, if data described in Annex X relevant for the United States, which indicates that [*] immediately prior to when such data was made available.
“Second Amendment Effective Date” shall mean July 1, 2011.
“Tender Rules and Procedures Agreement” shall mean that certain agreement, dated as of November 25, 2011, by and between Tibotec Pharmaceuticals and Gilead Sciences, Inc., developed pursuant to Section 7.4(a)(ii)(D) of this Agreement.
“Third Amendment” shall mean that certain amendment to the Agreement dated as of the Third Amendment Effective Date.
“Third Amendment Effective Date” shall mean June 18, 2014.
“US Co-Detailing LOA” shall mean that certain Letter Agreement, dated as of August 16, 2011, by and between Gilead Sciences, Inc. and Janssen Products, LP, acting through its Janssen Therapeutics Division, setting forth Detailing responsibilities for Janssen Therapeutics Division in the United States, as such agreement is amended from time to time.
SECTION 2.    Expanded Existing Region Definition. The definition of “Expanded Existing Region” is hereby replaced in its entirety with the following:
“Expanded Existing Region” shall mean the Existing Region, Russia and Mexico.
SECTION 3.    Limited Region A Definition. The definition of “Limited Region A” is hereby replaced in its entirety with the following:
“Limited Region A” shall mean Region A, excluding Russia and Mexico.
SECTION 4.    Final TMC278 Invoice Definition. The definition of “Final TMC278 Invoice” is hereby replaced in its entirety with the following:
“Final TMC278 Invoice” shall mean the invoice or credit note issued to Gilead or its designated Affiliate in accordance with this Agreement at the end of the applicable Calendar Year for the [*] as set forth in Annex N.
SECTION 5.    Ancillary Agreement. The definition of “Ancillary Agreement” is hereby replaced in its entirety with the following:
“Ancillary Agreements” shall mean, collectively, any Janssen Distributor Agreement, the SDEA, the Quality Agreement(s) (provided that the Quality Agreement(s) shall be deemed to be Ancillary Agreements solely for the purpose of Sections 15 and 4.3(c)), the TMC278 Supply Agreement, the Co-Detailing LOA’s, the Data Sharing LOA, the NCP Exclusion LOA, the Tender Rules and Procedures Agreement, and any other agreement that is now or in the future designated in writing to be an Ancillary Agreement by the Parties.
SECTION 6.    Access Territory.

The definition of “Access Territory” in the Agreement, and Section 2.6 and Annex D of the Agreement are hereby deleted in their entirety.
SECTION 7.    Actual Annual Yield Rate Definition.
The definition of “Actual Annual Yield Rate” in the Agreement is hereby deleted in its entirety.
SECTION 8.    Aided Physician Awareness Definition.
The definition of “Aided Physician Awareness” in the Agreement is hereby deleted in its entirety.
SECTION 9.    MA Holder. The second sentence of Section 4.4(a) of the Agreement is hereby replaced in its entirety with the following:
Notwithstanding the foregoing, the Parties have agreed that Janssen, or its designated Affiliate or Third Party Distributor, will hold the marketing authorization with respect to the Combination Product in the Janssen Countries for which Annex AA specifies Janssen as the holder of the marketing authorization, or as otherwise provided by the mutual written agreement of the Parties.
SECTION 10.    Pre-Approval Order Fulfillment in Janssen Countries. Section 6.1 is hereby amended by inserting the following as Sub-Section 6.1(e):
Pre-Approval Order Fulfillment in Janssen Countries. Notwithstanding anything in this Section 6.1 to the contrary, in any country where Janssen is the Selling Party and Approval of the Combination Product has not yet been obtained, subject to the Parties’ mutual agreement in accordance with this Section 6.1(e), Gilead shall have the right to fulfill orders for the Territory Combination Product from such country made by certain Customers (including tenders and other government purchases) using Territory Combination Product with an appropriate label suitable for importation into such country. For the first such order in a given country, the Parties shall negotiate in good faith to agree in writing on all material terms therefor (the “Initial Pre-Approval Order Agreement”). For all subsequent orders in such country (whether or not such orders are placed by the same Customer as concerns the Initial Pre-Approval Order Agreement in such country) that are placed prior to the time that Approval of the Combination Product in such country is obtained and prior to delivery by Janssen of a Non-Commercialization Notice for such country pursuant to Section 6.9(a) (after which Section 6.9 shall apply), Gilead shall promptly notify Janssen’s Alliance Manager of such orders. Gilead may fulfill such orders for the Territory Combination Product according to the terms of the Initial Pre-Approval Order Agreement; provided, however, [*]. Notwithstanding the foregoing, Gilead shall set the price of all orders that it is permitted to fill under this Section 6.1(e) in its sole discretion and, unless the Parties agree otherwise as provided by this Section 6.1(e), revenue shall be shared from all such orders in accordance with Annex N, including [*] set forth therein; provided that for all such orders in a Janssen Country in Region A, upon the request of Gilead, [*] which shall be used to determine the

Parties’ respective revenue shares from such orders in accordance with Section C of Annex N in the same manner as if such country were a Gilead Country. For the avoidance of doubt, however, Janssen shall remain the Selling Party for such country and Gilead shall not have any liability hereunder for a failure to fill such an order.
SECTION 11.    Specific Commercialization Obligations.

(a)	Section 6.2(b)(ii) is hereby replaced in its entirety with the following:
Reserved

(b)	The second sentence of Section 6.2(b)(iii) is hereby replaced in its entirety with the following:
Gilead shall [*] that may impact the ability of Gilead to fulfill such obligation.
(c)    Section 6.2(b)(iv) is hereby amended by replacing the words “subsections (i) through (iii)” with “subsections (i) and (iii)”.
(d)    Section 6.2(b)(v)(A) is hereby amended by inserting the word “and” at the end of such Section.
(e)    Section 6.2(b)(v)(B) is hereby deleted in its entirety.
SECTION 12.    Detailing in the Co-Detailing Territory. Section 6.2 is hereby amended by inserting the following as Sub-Section 6.2(d):
The Parties acknowledge and agree that the Parties (or their Affiliates) currently have (or may in the future have) certain additional rights and obligations with respect to the Detailing of the Combination Product, as set forth in the Co-Detailing LOA’s for the applicable countries in each Co-Detailing LOA, or as may be set forth from time to time by other separate written agreements between the Parties.
SECTION 13.    Marketing Materials.
(a)    Local Promotional Materials. The first sentence of Section 6.7(b) is hereby     replaced in its entirety with the following:
Except as otherwise provided in the Co-Detailing LOA’s, all advertising and promotional materials, if any, to be used in connection with the marketing and promotion, including Detailing, of the Territory Combination Product in a given country in the Territory (such advertising and promotional materials for each such country, the “Local Promotional Materials”) shall be developed by the Party using such materials at its cost and expense and shall be (i) consistent with the Key Selling Messages (if any), (ii) consistent with the Product Label and Insert for the Combination Product approved by the applicable Regulatory Authority, (iii) consistent with Applicable Law, and (iv) in the case of Janssen, consistent with the branding guidance provided by Gilead from time to time, with deviation solely to the extent required by Applicable Law.
(b)    Regulatory Approval for Promotional Materials. Section 6.7(c) is hereby     replaced in its entirety with the following:
For clarity, in any interactions with a Regulatory Authority with respect to the Local Promotional Materials, the allocation of the Parties’ rights and responsibilities shall be as set forth in Section 4.4, except as otherwise provided in the Co-Detailing LOA’s, or in any other written agreement between the Parties.
SECTION 14.    Abandonment of Countries. Section 6.9 is hereby replaced in its entirety with the following:
(a)    Abandonment of Countries. Without limiting the obligations of the Selling Party pursuant to Sections 6.2 and 6.6 (and without limiting any rights or remedies the non-Selling Party may have in connection with a failure of the Selling Party to comply with such obligations), in the event the Selling Party determines, in its sole discretion, to abandon all Commercialization Activities (or not to file for Approval in the Field) for the Combination Product in a country in the Territory, the Selling Party shall promptly notify the other Party of such determination in writing, which notice shall include a reasonable description (including, supporting data, if applicable) of the justifications for such determination (each, a “Non-Commercialization Notice”). Upon such notification, such country shall be deemed a “Non-Assigned Country” and neither Party shall be deemed the Selling Party with respect to such country. This right to abandon all Commercialization Activities (or not to file for Approval of the Combination Product in the Field) shall not apply to any Major Market. Thereafter, the non-Selling Party shall have the right, but not the obligation, to make a Commercialization Election with respect to such country by delivery of written notice to the other Party within [*] after receipt of the applicable Non-Commercialization Notice or thereafter as described below. For any Commercialization Election under this Section 6.9(a) by Janssen, Gilead shall have the right to consent to any designation of Janssen as the Selling Party, such consent not to be unreasonably withheld (unless the country requested by Janssen is a Designated Country, in which case, Gilead may withhold its consent in its sole discretion); and provided, however, that if such Designated Country is in the European Union and the Combination Product has been launched in such country, then the Parties shall discuss in good faith the conditions under which Janssen (or its Affiliates) might assume responsibility for Commercialization Activities in such country. Subject to such consent right, in the event a Party makes the Commercialization Election for a country, then for purposes of this Agreement (and any Ancillary Agreement), such Party shall thereafter be deemed to be the Selling Party with respect to such country, such country shall no longer be deemed a Non-Assigned Country and shall be deemed a Gilead Country or a Janssen Country, as applicable, and in each case, to the extent applicable, the Parties shall work together in good faith to effectuate the transfer of responsibilities in connection with the foregoing to the other Party or a Third Party Distributor. For any Non-Assigned Country, the original non-Selling Party shall have the exclusive right to make the Commercialization

Election within the [*] period specified above in this Section 6.9(a). If the original non-Selling Party does not provide notice of such Commercialization Election during such [*] period or provides written notice to the other Party that it does not wish to make the Commercialization Election in such country, then either Party shall have the right, but not the obligation, to make the Commercialization Election for such Non-Assigned Country; provided, however, that, in this case, if the original non-Selling Party for such country provides such Commercialization Election notice, then the original Selling Party shall, for [*] following its receipt of such notice, have the first right to make the Commercialization Election and be deemed the Selling Party, and otherwise the original non-Selling Party shall become the Selling Party under this Agreement. For purposes of this Section 6.9(a), the original Selling Party is indicated in the second column of Annex AA and the original non-Selling Party shall be the Party that is not indicated to be the original Selling Party.
(b)    Order Fulfillment in Non-Assigned Countries. If Janssen delivers a Non-Commercialization Notice for a country for which it is the Selling Party as provided in Section 6.9(a), for the period that such country is a Non-Assigned Country, Gilead shall have the right to fulfill orders for the Territory Combination Product from such country made by certain Customers (including tenders and other government purchases) using Territory Combination Product with an appropriate label suitable for importation into such country and at a price set by Gilead. Unless the Parties agree otherwise, revenue shall be shared from all orders under this Section 6.9(b) in accordance with Annex N, including the true-up provisions set forth therein; provided that for all such orders in a Janssen Country in Region A, upon the request of Gilead, Janssen shall convey to the Discount Committee the [*] which shall be used to determine the Parties’ respective revenue shares from such orders in accordance with Section C of Annex N in the same manner as if such country were a Gilead Country. For the avoidance of doubt, however, Gilead shall not have any liability hereunder for a failure to fill such an order.
SECTION 15.    Price Approval Countries.

(a)	Minimum Target Price. The last sentence of Section 7.3(c)(i) is hereby replaced in its entirety with the following:
At Launch and thereafter, unless modified as below, the Country Price for the Territory Combination Product shall be the Approved Price for Price Approval Countries.

(b)	Base Price Setting. Section 7.4(a)(i) is hereby amended by inserting the following sentence at the end of such Section:
If the Approved Price for the Territory Combination Product is different than the Base Price in a Price Approval Country, then notwithstanding the other provisions of this Section 7.4(a)(i), the Selling Party shall sell at such Approved Price, unless a discount is permitted pursuant to this Agreement or an Ancillary Agreement. For purposes of a Price Approval Country, a Discounted Price shall mean any price that is lower than the Approved Price for the Territory Combination Product. For purposes of Annex R, for Price Approval Countries, references to the “Base Price” shall be references to the “Approved Price”.

SECTION 16.    Financial Records and Audit. The first sentence of Section 12.2(b) is hereby replaced in its entirety with the following:
Unless otherwise agreed by the Parties in writing, the Parties shall engage an Independent Accounting Expert to confirm, for each Calendar Year during the term of this Agreement, the accuracy of (i) any calculation by the Discount Committee, (ii) any pricing or discounting information provided to the Discount Committee or to either Party by the other Party pursuant to Section 7.4 or Annex R, (iii) any information of a Party or its Affiliates that is required to determine that the DCPs provided by such Party comply with the terms of this Agreement (including, for any Calendar Quarter up to and including the [*]), (iv) the calculation of the TCP Final Supply Price for Major Market Combination Product Delivered for the Janssen Countries [*]), (v) the calculation of the Limited Region A TMC278 Annual True Up for Territory Combination Product with respect to the applicable Gilead Countries in the Limited Region A and the component calculations thereof, including the determination of the [*] for such Gilead Countries, (vi) the calculation of the [*], (vii) the calculation of the Post-Conversion Supply Price for the Gilead Countries in all Regions and (viii) the calculation of the TCP Actual Supply Price for the Janssen Countries in Region B and Region C; provided, however, that the foregoing shall not permit either Party to audit any Third Party Component Distributor, such audit being permitted solely as and to the extent provided in Section 12.2(c).
SECTION 17.    Audit; Independent Accounting Expert.
(a)    Consequences of Inaccurate DCPs and Component Prices. Section 12.2(e)(i) is hereby replaced in its entirety with the following:
NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN THE CASE OF THE EXPANDED EXISTING REGION, OTHER THAN THE UNITED STATES WITH RESPECT TO THE NET SELLING PRICE OF THE STAND-ALONE PRODUCTS DURING THE REVENUE SHARE EFFECTIVE PERIOD, (A) NEITHER PARTY SHALL HAVE ANY LIABILITY TO THE OTHER PARTY FOR DAMAGES AND (B) NO ADJUSTMENTS SHALL BE MADE PURSUANT TO SECTION 12.2(i), IN EITHER CASE DUE TO THE PROVISION OF INACCURATE PRICING OR DISCOUNT INFORMATION TO THE DISCOUNT COMMITTEE (OR, FOR ANY CALENDAR QUARTER UP TO AND INCLUDING THE [*]), EXCEPT TO THE EXTENT THAT SUCH BREACH OR LACK OF COMPLIANCE AROSE FROM THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF SUCH PARTY OR ITS AFFILIATES.
(b)    Consequences of Inaccurate DCPs and Component Prices. Section 12.2(e)(ii) is hereby replaced in its entirety with the following:
NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN THE CASE OF LIMITED REGION A (EXCLUDING THE LIMITED REGION A REVENUE SHARE EXCEPTIONS ON AND AFTER THE REVENUE SHARE EFFECTIVE DATE THEREFOR) AND, PRIOR TO THE REVENUE SHARE EFFECTIVE DATE

THEREFOR, REGION B AND REGION C, (A) THE SELLING PARTY SHALL HAVE NO LIABILITY TO THE NON-SELLING PARTY FOR DAMAGES AND (B) [*].
(c)    Adjustments. The first sentence of Section 12.2(i)(i) is hereby replaced in its entirety with the following:
The following shall apply to the Expanded Existing Region, excluding the United States during the Revenue Share Effective Period: Except as otherwise provided in Section 12.2(e), in the event that the Independent Accounting Expert determines, pursuant to this Section 12.2, that any Party provided any inaccurate information, the Parties shall coordinate to recalculate any amounts due hereunder or under any Ancillary Agreement based on the corrected data, as provided by the Independent Accounting Expert, and to make any payments that may be required to ensure that costs and expenses and revenues are shared in accordance with such recalculations (and the other applicable terms of this Agreement or such Ancillary Agreement); provided, however, that if either Party provided inaccurate pricing or discount information to the Discount Committee (or, for any Calendar Quarter up to and including the [*] due to its or any of its Affiliates’ gross negligence or intentional misconduct, and such inaccurate information (or non-compliant DCP) resulted in a higher selling price for the Combination Product than would have been permitted hereunder had the proper information (or DCP) been provided, then with respect to any Triggering Sales of Combination Product that were sold at a higher price that reflected such inaccurate price information of such Party (or non-compliant DCP), the Parties’ respective revenue shares shall be adjusted as follows: the Selling Party shall determine, for the Units of Combination Product sold in such Triggering Sales (the “At-Issue Units”), (a) [*]).
(d)    Adjustments. Section 12.2(i)(ii) is hereby replaced in its entirety with the following:
The following shall apply to the United States during the Revenue Share Effective Period, Limited Region A, Region B and Region C: Except as otherwise provided in Section 12.2(e), in the event that it is determined, pursuant to this Section 12.2, that any Party provided any inaccurate information, including that with regards to the Net Selling Price of the Party’s Stand-Alone Product in the United States, the Parties shall coordinate to recalculate any amounts due hereunder or under any Ancillary Agreement based on the corrected data, as has been determined pursuant to this Section 12.2, and to make any payments that may be required to ensure that costs and expenses and revenues are shared in accordance with such recalculations (and the other applicable terms of this Agreement or such Ancillary Agreement).
SECTION 18.    Medicaid.
(a)    Revenue Share. Section 7.4(a)(ii)(C)(6) of the Agreement is hereby replaced in its entirety with the following:
Revenue Share. For the avoidance of doubt, each Party’s share of revenues from Medicaid Sales to a Customer that is a Medicaid entity shall be determined in accordance with Section A of Annex N.

(b)    Rebates to Medicaid Customers. Section 7.4(a)(ii)(C)(4) of the Agreement is hereby replaced in its entirety with the following:
Rebates to Medicaid Customers. Gilead shall provide to Customers that are Medicaid entities any required Medicaid discounts for the Combination Product.
(c)    [*]. Section 7.4(a)(ii)(C)(5) of the Agreement is hereby replaced in its entirety with the following:
[*]
SECTION 19.    Modified Pricing. Section 7.4(f) of the Agreement is hereby replaced in its entirety with the following:
(f)    Shared Revenue Reduction Events.
With respect to Triggering Sales for which the Parties’ respective shares of revenue hereunder is based on the Parties’ respective DCPs (i.e., the Expanded Existing Region, but excluding the United States during the Revenue Share Effective Period), this clause (f) shall apply: In the event and to the extent that (i) any Mandatory Reduction occurs as contemplated by Section 7.3(c)(iv), or (ii) a government purchaser imposes a purchase price for the Territory Combination Product that is lower than the Base Price with respect to such purchaser pursuant to Section 7.4(e) (each, a “Revenue Reduction Event”), then each Party’s DCP for Territory Combination Product sales affected by the Revenue Reduction Event shall be [*]
SECTION 20.    Annex G. Calculation of Net Sales and Net Selling Prices. The third sentence in Paragraph 1 of Annex G is hereby replaced in its entirety with the following:
Any of the deductions listed above that involves a payment by such Party shall not be taken as a deduction prior to the date accrued in accordance with GAAP.
SECTION 21.    Annex EE. Letter Agreement Regarding Marketing Authorization for Combination Product.
Annex EE of the Agreement is hereby deleted in its entirety.
SECTION 22.    Annexes A-1, A-2, F, L, M, N, P, Q, V, Y, AA, BB, CC and DD. Each of Annexes A-1, A-2, F, L, M, N, P, Q, V, Y, AA, BB, CC and DD are hereby replaced in their entirety with the attached Exhibits A-1, A-2, F, L, M, N, P, Q, V, Y, AA, BB, CC and DD, respectively.
SECTION 23.    Definitions. All capitalized terms used, but not defined, in this Third Amendment shall have their respective meanings set forth in the Agreement.

SECTION 24.    Construction. The principles set forth in Section 20.12 of the Agreement shall apply to this Third Amendment.
SECTION 25.    Effective Date; Incorporation of Terms; Continuing Effect. Except to the extent otherwise expressly provided in this Third Amendment, this Third Amendment shall be deemed effective for all purposes as of the Third Amendment Effective Date. The amendment set forth in this Third Amendment shall be deemed to be incorporated in, and made a part of, the Agreement, and the Agreement and this Third Amendment shall be read, taken and construed as one and the same agreement (including with respect to the provisions set forth in Section 20 (General Provisions) of the Agreement which shall, as applicable, be deemed to apply to this Third Amendment (including with respect to the governing law)). Except as otherwise expressly amended by this Third Amendment, the Agreement shall remain in full force and effect in accordance with its terms and conditions.
SECTION 26.    Entire Agreement. The Agreement, as expressly amended by this Third Amendment, shall constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of the Agreement, except that the Parties agree that no letter agreements between the Parties relating to the Agreement are intended to be superseded except (a) the letter dated July 23, 2013 relating to certain revenue sharing issues and (b) the letter agreement dated February 7, 2013 relating to the holder of the marketing authorization for Territory Combination Product, both of which are hereby superseded.
SECTION 27.    Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties, intending to be bound, have caused this Third Amendment to be executed on their behalf by their duly authorized agent as of the day and year first above written.

JANSSEN R&D IRELAND
By:	/s/ Margaret Dulea Name: Margaret Dunlea Title: Managing Director
Date:	June 18, 2014

Signature Page to the Third Amendment

GILEAD SCIENCES, INC.
By:	/s/ John F. Milligan Name: John F. Milligan, Ph.D. Title: President and Chief Operating Officer
Date:	June 18, 2014
GILEAD SCIENCES LIMITED
By: Date:	/s/ John F. Milligan Name: John F. Milligan, Ph.D. Title: Director June 18, 2014

Signature Page to the Third Amendment

Exhibit A-1
Annex A-1: Gilead Licensed Trademarks
Janssen Countries

COUNTRY	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
*A European Union trademark registration is fully enforceable in all 28 member countries of the European Union, that is, Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovak Republic, Slovenia, Spain, Sweden and United Kingdom

Annex A-1 Page 3

Exhibit A-2

Annex A-2: Janssen Licensed Trademarks
Gilead Countries

EDURANT
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
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[*]	[*]
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[*]	[*]
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[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Annex A-2 Page 1

EDURANT
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
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[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Annex A-2 Page 2

EDURANT
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Annex A-2 Page 3

Exhibit F
Annex F: Required Minimum Details
Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

Required Minimum Details

1.    Minimum Details. For each Major Market, for each applicable Detailing Year, through the Calendar Quarter that includes the last day of the Launch Period, Gilead shall perform the number of Details of the Combination Product in such Major Market as set forth below (which amounts shall be prorated for any partial Detailing Year):

i.United States        [*]
ii.France            [*]
iii.Germany            [*]
iv.Italy                [*]
v.Spain            [*]
vi.United Kingdom        [*]

The Minimum Details obligations set forth in this Section for the following countries shall apply retroactively to periods prior to the Third Amendment Effective Date: (a) for [*], the Minimum Details obligation of [*] shall apply retroactively beginning with the first Calendar Quarter of 2014; prior to that, a Minimum Details obligation of [*] applied retroactively beginning with the fourth Calendar Quarter of 2012; and (b) for [*], the Minimum Details obligation shall apply retroactively beginning with the first Calendar Quarter of 2012.

2.    Records and Reports. Gilead shall require its sales representatives who Detail the Combination Product to keep records of their Detailing efforts in accordance with industry standards for the applicable Major Market and sufficient to determine whether or not the required number of Details are achieved and that the requirements of Section 6.2(b)(iii) are satisfied. Within thirty (30) days after the end of each Detailing Year, Gilead shall provide Janssen with a written report stating the number of Details for each Major Market.

3.    Audit. Notwithstanding any provision of Section 12 to the contrary, with reasonable advance notice and not more often than once each Calendar Year for each Major Market, Janssen may audit Gilead’s records in order to verify (a) the number of Details in each Calendar Quarter of a Detailing Year made by Gilead in a Major Market applicable to meeting the requirements of this Annex F and (b) whether or not the other requirements of Section 6.2(b)(iii) are satisfied. Any such audit shall be conducted during normal business hours at Gilead’s facilities by a reputable independent Third Party selected by Janssen and reasonably acceptable to Gilead (the “Auditor”). Such Auditor shall sign a confidentiality agreement in a form reasonably satisfactory to Gilead, and shall not disclose to Janssen or any other person any information, except the number of Details made by Gilead per Major Market for each applicable quarter of a Detailing

Annex F Page 1

Year determined by such audit, and the Auditor’s findings as to whether or not the other requirements of Section 6.2(b)(iii) are satisfied. Such audit shall be at Janssen’s expense, unless the Auditor determines (absent manifest error on the part of the Auditor) that Gilead incorrectly over-reported (i) the number of Details made by Gilead for a particular Major Market and Detailing Year and did not meet the number of Details required for such Major Market and Detailing Year, and/or (ii) meeting the requirements of Section 6.2(b)(iii), in either of which cases Gilead shall be responsible for reimbursing Janssen for the fees and expenses charged by the Auditor in connection with such audit that are applicable to such Major Market and Detailing Year.

Annex F Page 2

CONFIDENTIAL

Exhibit L
Annex L: Annual Adjustments to Account for Actual Yield

Section 1 of this Annex L shall apply retroactively to the Effective Date. Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

1.
At the end of each Calendar Year, Gilead shall determine the [*]. Gilead shall use reasonable efforts to provide such determinations to Janssen by February 15 after the end of the applicable Calendar Year and shall provide such determinations no later than March 1 after the end of such Calendar Year.

2.
For each Calendar Year, no later than thirty (30) days after the applicable notification is provided pursuant to Paragraph 1 of this Annex L, (a) Gilead shall adjust its balance sheet (e.g., inventory of Supplied TMC278 and accounts payable) and (b) Janssen shall adjust its balance sheet (e.g., accounts receivable and deferred revenue), in each case (a) and (b), to reflect the Quantity Differential moved into or out of Gilead’s inventory multiplied by the Pre-Conversion Supply Price for the Calendar Year then-ended.

3.	For clarification, there shall be no Post-Conversion Invoice issued and no Additional Supply Price paid by Gilead with respect to Combination Product sold in the Janssen Countries.

Annex L Page 1

CONFIDENTIAL

Exhibit M
Annex M: Payment Terms for TMC278 Invoices

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”). The payment terms for each of the Regions, for the applicable Party are as follow:

A.Gilead Countries in the Expanded Existing Region
For the avoidance of doubt, references to the Region in this Section A are deemed to mean the Gilead Countries in the Expanded Existing Region.
A.1.    Determination of the Annual Forecast Payment Term
No later than November 15th of each Calendar Year (in conjunction with the establishment of the Pre-Conversion Supply Price), Gilead shall propose, for the upcoming Calendar Year with respect to the Gilead Countries of the Region a payment term for the payment of TMC278 Invoices (the “Annual Forecast Payment Term”) in the Region. Gilead shall provide Janssen with a basis for its proposed payment term, which shall reflect [*]

Annex M Page 1

CONFIDENTIAL

B.    Limited Region A Gilead Countries, Excluding Limited Region A Revenue     Share Exceptions

i.
The term “Region” as used in this Section B shall refer to the Gilead Countries in Limited Region A, excluding Limited Region A Revenue Share Exceptions on and after the Revenue Share Effective Date therefor. [*]

An example of the calculation of the payment term with respect to the Gilead Countries in the Region is included below:

Annex M Page 2

CONFIDENTIAL

[*]

Annex M Page 3

CONFIDENTIAL

C.    Region B and Region C Gilead Countries and Limited Region A Revenue Share     Exceptions
The term “Region” as used in this Section C shall refer, on and after the Revenue Share Effective Date therefor, to the Gilead Countries in both Region B and Region C and the Limited Region A Revenue Share Exceptions, collectively. [*]

D.    Region A Janssen Countries and, Prior to the Revenue Share Effective Date,     Region B and Region C Janssen Countries
The term “Region” as used in this Section D shall collectively refer to the Janssen Countries in Region A and, prior to the Revenue Share Effective Date therefor, the Janssen Countries in both Region B and Region C. [*]

Such Pre-Conversion Invoice due date shall be [*]

For the avoidance of doubt, there shall be no Post-Conversion Invoices issued and no Additional Supply Price paid by Gilead with respect to Combination Product sold, in accordance with the terms of this Agreement, in the Region A Janssen Countries and, prior to the Revenue Share Effective Date, the Region B and Region C Janssen Countries.

E.    Region B and Region C Janssen Countries (on and after the Revenue Share     Effective Date therefor)
The term “Region” as used in this Section E shall collectively refer to, on and after the Revenue Share Effective Date therefor, the Janssen Countries in both Region B and Region C. [*]

For the avoidance of doubt, there shall be no Post-Conversion Invoices issued and no Additional Supply Price paid by Gilead with respect to Combination Product sold, in accordance with the terms of this Agreement, in the Region B or Region C Janssen Countries on and after the Revenue Share Effective Date therefor.

Annex M Page 9

CONFIDENTIAL

Exhibit N
Annex N: Post-Conversion Supply Price
Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”). The Post-Conversion Supply Price for the applicable Region and Selling Party shall be as follows:

This amended Exhibit N applies to all Triggering Sales on or after the applicable Revenue Share Effective Date for the applicable Region or Country; the prior Exhibit N shall apply for any Triggering Sales prior to such date.

A.    The Gilead Countries in the Expanded Existing Region
For purposes of this Section A, Region shall mean the Gilead Countries in the Expanded Existing Region.

A.1.    Post-Conversion Supply Price

The Post-Conversion Supply Price for a given month (per kilogram of Supplied TMC278) with respect to the Region shall equal:

[*]
[*]

[*]

Annex N Page 1

CONFIDENTIAL

[*]

Annex N Page 2

CONFIDENTIAL

A.2.    Calculation of [*]

[*]

Annex N Page 3

CONFIDENTIAL

An example of the calculation of the [*] in the Limited Region A Revenue Share Exceptions and Gilead Countries in Region B and Region C is below.

[*]

Annex N Page 4

CONFIDENTIAL

B.    Janssen Countries
For the avoidance of doubt, [*].
C.    Gilead Countries in Limited Region A
C.1.    Post-Conversion Supply Price
The term “Region” as used in this Section C.1 shall refer to the Gilead Countries in Limited Region A, except that such term shall not include the Limited Region A Revenue Share Exceptions on and after the Revenue Share Effective Date therefor.
The Post-Conversion Supply Price for a given Calendar Year (per kilogram of Supplied TMC278) with respect to the Region shall equal:

[*]
[*]

[*]
An example of the calculation of the Post-Conversion Supply Price based on certain estimates with respect to TMC278 in the Gilead Countries in the Limited Region A is included below.

Annex N Page 5

CONFIDENTIAL

[*]

Annex N Page 6

CONFIDENTIAL

C.2.    Limited Region A TMC278 Annual True Up; Pre Revenue Share Effective Date True Up for Regions B and C.
The following adjustment (the “Limited Region A TMC278 Annual True Up”) shall be performed separately for (i) the Gilead Countries in Limited Region A (excluding the Limited Region A Revenue Share Exceptions) for all periods and (ii) solely for the purpose of conducting a true up for Triggering Sales of Territory Combination Product therein prior to the Revenue Share Effective Date therefor, the Gilead Countries in Region B and Region C and the Limited Region A Revenue Share Exceptions (each of (i) and (ii), a “Region” for purposes of this Section).
[*]

Annex N Page 7

CONFIDENTIAL

An example of the calculation of the Limited Region A TMC278 Annual True Up in the Limited Region A is included below.
[*]

Annex N Page 8

CONFIDENTIAL

D.    Gilead Countries in Region B and Region C and Limited Region A Revenue Share     Exceptions
The term “Region” as used in this Section D shall refer to the Gilead Countries in both Region B and Region C and the Limited Region A Revenue Share Exceptions, on and after the Revenue Share Effective Date therefor, collectively. For clarity, the Post-Conversion Supply Price and the US TMC278 Ratio True Up for the Region shall be calculated for all Gilead Countries in the Region collectively.
D.1.    Post-Conversion Supply Price
The Post-Conversion Supply Price for a given month (per kilogram of Supplied TMC278) with respect to the applicable Gilead Country shall equal:

[*]
[*]

[*]

Annex N Page 9

CONFIDENTIAL

An example of the calculation of the Post-Conversion Supply Price and the Additional Supply Price, provided for illustrative purposes only, is set forth below.

[*]

Annex N Page 10

CONFIDENTIAL

D.2.    Calculation of [*]

[*]

Annex N Page 11

Exhibit P
Annex P: Yield Rates
Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

Estimated Yield Rate

The Estimated Yield Rate with respect to Supplied TMC278 for a given Calendar Year shall be as mutually agreed by the Parties, taking into account relevant factors, including [*]. If the Parties are unable to agree on an Estimated Yield Rate for a given Calendar Year by the preceding September 30, the dispute shall be referred for resolution to the Manufacturing Executives (as defined below). If the Manufacturing Executives are unable to reach agreement on such Estimated Yield Rate within ten (10) Business Days after such referral, then such dispute shall constitute an Arbitration Matter and the arbitrator shall determine the Estimated Yield Rate for such Calendar Year based on the foregoing principles and following any such determination the Estimated Yield Rate determined by the arbitrator shall be binding on the Parties for such Calendar Year.
The Estimated Yield Rate shall be used in the calculation of the Post-Conversion Supply Price for such Calendar Year.

“Manufacturing Executives” shall mean (a) with respect to Janssen, a Senior Vice President of Pharmaceutical Manufacturing or any direct report designated by the foregoing and (b) with respect to Gilead, Gilead Parent’s Senior Vice President of Manufacturing or any direct report designated by the foregoing.

Annual Yield Rate

[*]

Annex P – Page 1

Exhibit Q
Annex Q: Additional Financial Reporting

Capitalized terms used in this Annex and not defined herein shall have the meaning set forth in the agreement to which this Annex is attached (the “Agreement”). Section references used in this Annex shall refer to Sections in the Agreement except as otherwise provided.

I. Review of Calculations. Without limitation of a Party’s audit rights under Sections 12.2(b) and (c) of the Agreement, each Party may review any calculation provided by the other Party under this Annex Q with respect to the Limited Region A, Region B and Region C. If the reviewing Party disagrees with the other Party’s calculations, the reviewing Party shall promptly notify the other Party and the Parties’ respective finance representatives shall confer to discuss such disagreement. If they are unable to resolve such dispute within ten (10) Business Days, to the extent such dispute regards the calculation itself (rather than a dispute regarding an interpretation of the Agreement (including this Annex or any other Annexes) or those matters covered by Section 12.2(b) or (c)), then the reviewing Party may refer such dispute to an Independent Accounting Expert. The determination of such Independent Accounting Expert shall be deemed binding upon the Parties absent an agreement to the contrary. For clarity, any dispute regarding the interpretation of the Agreement (including this Annex or any other Annexes) shall be subject to the dispute resolution provisions set forth in the Agreement. For the avoidance of doubt, this provision is intended to apply only to review of the calculations performed pursuant to this Annex Q, and shall not entitle either Party to audit the underlying information utilized in such calculations, which audit right is exclusively provided pursuant to Section 12.2(b) and (c) of the Agreement.

II. Expanded Existing Region. This Section II applies only with respect to the Expanded Existing Region. The Parties shall exchange information as follows:

Each Party shall provide the other Party with the following information at the times set forth below. Reporting pursuant to Section II of this Annex Q shall be on a country-by-country basis and, where appropriate in light of the calculations to be made under the Agreement or any Ancillary Agreements, in the aggregate for all countries reported by the applicable Party in the Expanded Existing Region. Furthermore, to the extent applicable to the reporting contemplated in Section II of this Annex Q, the Parties shall coordinate in good faith to establish categories into which the reporting Party may group Customers based on discounts and other factors deemed relevant by the Parties (“Customer Groups”) in order to limit the level of administrative burden to the Selling Party, and such Customer Groups may change from time to time as the result of changes in Customers’ respective discounts or changes in such other factors. Once agreed by the Parties, such Customer Groups may be used by Gilead for purposes of determining the Post-Conversion Supply Price pursuant to Annex N for the Expanded Existing Region.

A.    [*]

Annex Q – Page 1

[*]

Annex Q – Page 2

An example of the revenue share report for the United States provided for illustrative purposes only, is set forth below.

[*]
[*]

[*]	[*]

[*]	[*]
[*]	[*]

[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Annex Q – Page 3

Exhibit V
[*]

[*]

Annex V Page 1

[*]

Annex V Page 2

[*]

Annex V Page 3

[*]

Annex V Page 4

Telephone Inquiry to Gilead
United States

Call to Gilead
Toll Free Number
Call Received Monday -Friday
8 AM - 5 PM Pacific Time
Call Received After Hours by
Voice Mail
Inquiry Related to
FTC,TDF,TVD,CP
Inquiry Related
Specifically to TMC278
Inquiry Handled by Gilead
Medical Information
Inquiry to be transferred to
Janssen
Customer Can leave a Message for
Retrieval Next Business Day
Customer Can Page On -Call
Clinician if Urgent
Janssen Call Center
Closed (Inquiry is Urgent)
Janssen Call Center Open
8 AM – 5 PM Eastern Time
Cold Transfer to 800-526-7736
Customer Instructed to Choose Prompt
for Urgent Inquiries
Warm Transfer to Janssen Call
Center 800-526-7736
Janssen Call Center Closed
(Inquiry is Not Urgent)
Gilead Obtains Call -Back Information and Forwards
via E-Mail to Janssen at cccntr@ompus.jnj.com

Annex V Page 5

[*]

Annex V Page 6

Exhibit Y
Annex Y: Limited Region A, Region B and Region C Pricing and Discounts

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

A.    Generally.
The provisions set forth in this Annex Y shall apply to the pricing of Territory Combination Product sold by the Selling Party or any of its applicable Affiliates to any Third Party, including a Third Party Distributor, in any country outside the Expanded Existing Region. For clarity, the Discount Committee described in Section 7 of the Agreement shall not govern the pricing activities under this Annex Y.

B.    Pricing Principles Outside the Expanded Existing Region.

1.
The Selling Party shall have discretion as to the price that it offers to sell the Territory Combination Product unless otherwise specifically provided in this Annex Y. Except as otherwise agreed by the Parties in writing, with respect to any Price Approval Country, the Selling Party shall be responsible for managing the negotiation with the applicable authority(ies) in each such country in the Territory to obtain and maintain pricing approval.

2.
Upon request of one Party, the other Party shall make available to such requesting Party, solely to the extent allowed by Applicable Law, such information Controlled by such other Party and its Affiliates as is required in order to obtain pricing and reimbursement approvals for the Territory Combination Product.

3.
The following shall apply to Price Approval Countries in Limited Region A other than Limited Region A Revenue Share Exceptions. If, following the Launch of the Territory Combination Product in any such country, [*]

4.
As between the Parties (and their respective Affiliates), the Selling Party (and its Affiliates) (or its Third Party Distributor) shall have sole responsibility for conducting pricing and discounting negotiations (and all other contracting matters) with respect to the Territory Combination Product with Customers in the applicable country in the Territory in accordance with this Annex Y.

5.	Gilead and Janssen shall each retain sole discretion with respect to price-setting and discounts for its respective Single Agent Products and Double Agent Product. Notwithstanding the foregoing, [*].

Annex Y – Page 1

C.    Disputes.
In the event that interpretation or application of this Annex Y is necessary to implement the provisions of this Annex Y, the Alliance Managers shall discuss the matter and attempt to resolve the matter by consensus.

To the extent any of the above procedures is not permitted by Applicable Law, the Parties shall promptly agree on alternative procedures to replace such procedures.

Annex Y – Page 2

Exhibit AA
Annex AA: Selling Party and Country List for Region A, Region B and Region C
This list shall automatically include any country that is derived from the territory of a country listed below (for example, the independent country of Southern Sudan from Sudan). For clarity, the column entitled “Janssen as Holder of Marketing Authorization” indicates for each country whether Janssen holds the Marketing Authorization in accordance with Section 4.4(a) of the Agreement.

Region A
Country	Original Selling Party (Prior to April 25. 2014)	Selling Party (As of April 25, 2014 and as of the Third Amendment Effective Date)	Janssen as Holder of Marketing Authorization
Albania	Gilead	Gilead	No
Argentina	Gilead	Gilead	No
Bahrain	Janssen	Non-Assigned	No
Bosnia-Herzegovina	Gilead	Gilead	No
Chile	Gilead	Gilead	No
Colombia	Gilead	Gilead	No
Costa Rica	Gilead	Gilead	No
FYR Macedonia	Gilead	Gilead	No
Hong Kong	Janssen	Janssen	Yes
Israel	Janssen	Janssen	Yes
Japan	Janssen	Janssen	Yes
Kosovo	Gilead	Gilead	No
Kuwait	Janssen	Non-Assigned	No
Lebanon	Janssen	Janssen	Yes
Macau	Janssen	Janssen	Yes
Malaysia	Janssen	Janssen	Yes
Mexico	Janssen	Janssen	Yes
Montenegro	Gilead	Gilead	No
Oman	Janssen	Non-Assigned	No
Qatar	Janssen	Non-Assigned	No
Russia	Janssen	Janssen	No
Saudi Arabia	Janssen	Non-Assigned	No
Serbia	Gilead	Gilead	No
Singapore	Janssen	Janssen	Yes
South Korea	Janssen	Janssen	Yes
Taiwan	Janssen	Janssen	Yes
United Arab Emirates	Janssen	Non-Assigned	No
Uruguay	Gilead	Gilead	No
Venezuela	Gilead	Gilead	No

Annex AA – Page 1

Region B

Country	Original Selling Party (Prior to April 25. 2014)	Selling Party (As of April 25, 2014 and as of the Third Amendment Effective Date)	Janssen as Holder of Marketing Authorization
Algeria	Janssen	Janssen	Yes
Azerbaijan	Janssen	Janssen	Yes
Belarus	Janssen	Janssen	Yes
Cayman Islands	Gilead	Gilead	No
Curacao	Gilead	Gilead	No
China (Mainland)	Janssen	Janssen	No
Egypt	Janssen	Janssen	Yes
Iran	Janssen	Non-Assigned	No
Iraq	Janssen	Non-Assigned	No
Jordan	Janssen	Janssen	Yes
Libya	Janssen	Janssen	Yes
Morocco	Janssen	Non-Assigned	No
Panama	Gilead	Gilead	No
Paraguay	Gilead	Gilead	No
Peru	Gilead	Gilead	No
Philippines	Janssen	Janssen	Yes
Sint Maarten	Gilead	Gilead	No
Tunisia	Janssen	Non-Assigned	No
Ukraine	Janssen	Janssen	Yes

Annex AA – Page 2

Region C

Country	Original Selling Party (Prior to April 25. 2014)	Selling Party (As of April 25, 2014 and as of the Third Amendment Effective Date)	Janssen as Holder of Marketing Authorization
Afghanistan	Janssen	Non-Assigned	No
Angola	Janssen	Non-Assigned	No
Anguilla	Gilead	Gilead	No
Antigua and Barbuda	Gilead	Gilead	No
Armenia	Janssen	Janssen	Yes
Aruba	Gilead	Gilead	No
Bahamas	Gilead	Gilead	No
Bangladesh	Janssen	Non-Assigned	No
Barbados	Gilead	Gilead	No
Belize	Gilead	Gilead	No
Benin	Janssen	Non-Assigned	No
Bhutan	Janssen	Non-Assigned	No
Bolivia	Gilead	Gilead	No
Botswana	Janssen	Gilead	No
British Virgin Islands	Gilead	Gilead	No
Burkina Faso	Janssen	Non-Assigned	No
Burundi	Janssen	Non-Assigned	No
Cambodia	Janssen	Non-Assigned	No
Cameroon	Janssen	Non-Assigned	No
Cape Verde	Janssen	Non-Assigned	No
Central African Republic	Janssen	Non-Assigned	No
Chad	Janssen	Non-Assigned	No
Comoros	Janssen	Non-Assigned	No
Congo	Janssen	Non-Assigned	No
Congo, Dem. Rep. of the	Janssen	Non-Assigned	No
Cote d'Ivoire	Janssen	Non-Assigned	No
Cuba	Gilead	Gilead	No
Djibouti	Janssen	Non-Assigned	No
Dominica	Gilead	Gilead	No
Dominican Republic	Gilead	Gilead	No
Ecuador	Gilead	Gilead	No
El Salvador	Gilead	Gilead	No
Equatorial Guinea	Janssen	Non-Assigned	No
Eritrea	Janssen	Non-Assigned	No
Ethiopia	Janssen	Non-Assigned	No
Fiji	Janssen	Non-Assigned	No

Annex AA – Page 3

Gabon	Janssen	Non-Assigned	No
Gambia	Janssen	Non-Assigned	No
Georgia	Janssen	Non-Assigned	No
Ghana	Janssen	Non-Assigned	No
Grenada	Gilead	Gilead	No
Guatemala	Gilead	Gilead	No
Guinea	Janssen	Non-Assigned	No
Guinea-Bissau	Janssen	Non-Assigned	No
Guyana	Gilead	Gilead	No
Haiti	Gilead	Gilead	No
Honduras	Gilead	Gilead	No
India	Janssen	Non-Assigned	No
Indonesia	Janssen	Non-Assigned	No
Jamaica	Gilead	Gilead	No
Kazakhstan	Janssen	Janssen	Yes
Kenya	Janssen	Non-Assigned	No
Kiribati	Janssen	Non-Assigned	No
Korea, Dem. People’s Rep of	Janssen	Non-Assigned	No
Kyrgyzstan	Janssen	Janssen	Yes
Lao, People’s Dem. Rep.	Janssen	Non-Assigned	No
Lesotho	Janssen	Gilead	No
Liberia	Janssen	Non-Assigned	No
Madagascar	Janssen	Non-Assigned	No
Malawi	Janssen	Non-Assigned	No
Maldives	Janssen	Non-Assigned	No
Mali	Janssen	Non-Assigned	No
Mauritania	Janssen	Non-Assigned	No
Mauritius	Janssen	Non-Assigned	No
Moldova, Rep. of	Janssen	Non-Assigned	No
Mongolia	Janssen	Non-Assigned	No
Montserrat	Gilead	Gilead	No
Mozambique	Janssen	Non-Assigned	No
Myanmar	Janssen	Non-Assigned	No
Namibia	Janssen	Non-Assigned	No
Nauru	Janssen	Non-Assigned	No
Nepal	Janssen	Non-Assigned	No
Nicaragua	Gilead	Gilead	No
Niger	Janssen	Non-Assigned	No
Nigeria	Janssen	Non-Assigned	No
Pakistan	Janssen	Non-Assigned	No

Annex AA – Page 4

Palau	Janssen	Non-Assigned	No
Papua New Guinea	Janssen	Non-Assigned	No
Rwanda	Janssen	Non-Assigned	No
Saint Kitts and Nevis	Gilead	Gilead	No
Saint Lucia	Gilead	Gilead	No
Saint Vincent and the Grenadines	Gilead	Gilead	No
Samoa	Janssen	Non-Assigned	No
Sao Tome and Principe	Janssen	Non-Assigned	No
Senegal	Janssen	Non-Assigned	No
Seychelles	Janssen	Non-Assigned	No
Sierra Leone	Janssen	Non-Assigned	No
Solomon Islands	Janssen	Non-Assigned	No
Somalia	Janssen	Non-Assigned	No
South Africa	Janssen	Gilead	No
South Sudan	Janssen	Non-Assigned	No
Sri Lanka	Janssen	Non-Assigned	No
Sudan	Janssen	Non-Assigned	No
Suriname	Gilead	Gilead	No
Swaziland	Janssen	Gilead	No
Syria	Janssen	Non-Assigned	No
Tajikistan	Janssen	Janssen	Yes
Tanzania, U. Rep. of	Janssen	Non-Assigned	No
Thailand	Janssen	Non-Assigned	No
Timor-Leste	Janssen	Non-Assigned	No
Togo	Janssen	Non-Assigned	No
Tonga	Janssen	Non-Assigned	No
Trinidad and Tobago	Gilead	Gilead	No
Turkmenistan	Janssen	Non-Assigned	No
Turks and Caicos	Gilead	Gilead	No
Tuvalu	Janssen	Non-Assigned	No
Uganda	Janssen	Non-Assigned	No
Uzbekistan	Janssen	Janssen	Yes
Vanuatu	Janssen	Non-Assigned	No
Vietnam	Janssen	Non-Assigned	No
Yemen	Janssen	Non-Assigned	No
Zambia	Janssen	Non-Assigned	No
Zimbabwe	Janssen	Non-Assigned	No

Annex AA – Page 5

Exhibit BB

Annex BB: Invoice and Payment Terms for Territory Combination Product in Janssen Countries

Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

With respect to Region A Janssen Countries, including Japan, Gilead shall issue to Janssen an Interim TCP Invoice for the TCP Interim Supply Price upon shipment of Territory Combination Product pursuant to the Janssen Distributor Agreement.

With respect to Region B and Region C Janssen Countries, Gilead shall issue to Janssen an Interim TCP Invoice for the TCP Interim Supply Price upon shipment of Territory Combination Product pursuant to the Janssen Distributor Agreement, and Gilead shall issue to Janssen a Final TCP Invoice within [*] Each such Interim TCP Invoice or Final TCP Invoice shall state the invoiced amount and quantity of Territory Combination Product covered by such invoice. Janssen shall pay each such invoice in accordance with the payment terms and calculations set forth in this Annex BB of the Agreement.

[*]

A.    Janssen Country Territory Combination Product Invoicing
All TCP Invoices shall be issued and paid in U.S. Dollars on the date set forth below.
A.2.    Invoicing and Payment in Region A Janssen Countries
The Janssen Countries in Region A are collectively the “Region” for purposes of this Section A.1, such that there shall be a single Average Janssen Region Payment Term for all of the Janssen Countries in Region A.

[*]

An example of the calculation of the payment term with respect to the Janssen Countries in Region A is included below.

Annex BB – Page 1

[*]

Annex BB – Page 2

[*]

B.    Janssen Country Territory Combination Product Interim Supply Price
[*]

An example of the calculation of the TCP Interim Supply Price with respect to Territory Combination Product in Region A Janssen Countries (excluding [*]) is included below.

Annex BB – Page 3

[*]

Annex BB – Page 4

B.1.    Region B and Region C Janssen Countries

Subject to the true up described in Section C.2 of this Annex BB, Gilead shall supply each Unit of Branded Region B/C Combination Product to Janssen or its designated Affiliate at [*] (collectively, the Janssen Countries of Region B and Region C shall constitute a single “Region” for purposes of this Section B.2). The invoiced amount for the Final TCP Invoice for a given month shall equal the product of: [*]

Annex BB – Page 5

[*]

Annex BB – Page 6

B.3    [*]
[*]

Annex BB – Page 7

[*]

Annex BB – Page 8

C.    Janssen Country Territory Combination Product True Ups
C.1.    Region A Janssen Countries Excluding [*]
Within ninety (90) days following the end of each Calendar Year, Gilead shall provide Janssen with a Final TCP Invoice with respect to each Interim TCP Invoice (or portion thereof) for the Janssen Countries in Region A (excluding Japan) (collectively, the “Region” for purposes of this Section C.1). [*]
An example of the calculation of the TCP Annual True Up amount is included below.

Annex BB – Page 9

[*]

Annex BB – Page 10

[*]

Annex BB – Page 11

C.2    Region B and Region C: Calculation of [*]
[*]

Annex BB – Page 12

[*]

Annex BB – Page 13

C.3    [*]
[*]

Annex BB – Page 14

CONFIDENTIAL

Exhibit CC
Annex CC: Exchange Rates and Currency Conversion True Up Principles
Capitalized terms not defined in this Annex shall have the meanings set forth in the agreement to which this Annex is attached (the “Agreement”).

A.    Estimated Net Selling Price and TCP Interim Supply Price Currency Conversions
With respect to the calculation of the TMC278 Post-Conversion Supply Price in Annex N with respect to the Limited Region A and the TCP Interim Supply Price in Annex BB with respect to the Janssen Countries in Region A (including [*]) and the calculations associated therewith, the conversion of currency values used in such calculations with respect to a country from the local currency into U.S. Dollars shall be calculated utilizing the applicable Intra-Year Conversion Rate for such country during such Calendar Year.
“Intra-Year Conversion Rate” shall mean, with respect to a Calendar Year and a country, the daily exchange rate between the applicable country’s currency and U.S. Dollars reported by the Bloomberg Professional  service application on the last Business Day during the month of October in the previous Calendar Year.

B.	Limited Region A TMC278 Annual True Up and TCP Annual True Up
Notwithstanding Section 10.9(a) of the Agreement and except as otherwise specified in Annex BB Section C.1 with regard to the DCP and Combination Product Actual Net Selling Price values in Mexico and Russia, with respect to the calculation of the Limited Region A TMC278 Annual True Up in Annex N and the TCP Annual True Up in Annex BB with respect to Region A (including Japan), the conversion of currency values used in such calculations with respect to a country from the local currency into U.S. Dollars shall be calculated utilizing the applicable Final Year Conversion Rate for such country for such Calendar Year with respect to which the applicable true up is being calculated.
“Final Year Conversion Rate” shall mean, with respect to a Calendar Year and a country, the weighted average of the applicable country’s Monthly Average Exchange Rate for each of the months in such Calendar Year, weighted by the corresponding Actual Unit Sales, as applicable, with respect to such country for such calendar month.
“Monthly Average Exchange Rate” shall mean, with respect to a country and a calendar month, the actual average daily exchange rate for such month for converting the applicable country’s currency into U.S. Dollars, as such rate is reported in Bloomberg Professional  service application.
“Actual Unit Sales” shall mean, with respect to a country and a calendar month, the actual number of Units of Territory Combination Product for which a Triggering Sale by Gilead and its

Annex CC - 1

CONFIDENTIAL

Affiliates or Janssen and its Affiliates, as applicable, has occurred in such country for such calendar month.
An example of the calculation of the Final Year Conversion Rate for the TCP Annual True Up in the Janssen Countries is included below.

Annex CC - 2

CONFIDENTIAL

[*]

Annex CC - 3

CONFIDENTIAL

Exhibit DD
Annex DD: Calendar Year End Revaluation Invoice Adjustments
A.    Combination Product for Janssen Countries
For purposes of this Section A of Annex DD, “Region” shall be deemed to mean each of (a) Region A (excluding [*]), (b) Region B and Region C collectively (such that there shall be one calculation for all Janssen Countries in Region B and Region C) and (c) [*]
An example of the calculation of the Revaluation TCP Invoice with respect to the Janssen Countries is included below.

Annex DD - 1

CONFIDENTIAL

[Note: Example was updated by the A&R Second Amendment]

Annex DD - 2

CONFIDENTIAL

[*]

Annex DD - 3

CONFIDENTIAL

B.    TMC278 Invoices
Section B of this Annex DD shall apply retroactively to the Effective Date. [*]

Annex DD - 4